SkyHarbour

# 2024 Q2 Earnings Webcast

August 13th, 2024


SkyHarbour

# DISCLAIMER

**General**

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

**Cautionary Language Regarding Forward Looking Statements**

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

© 2024 Sky Harbour Confidential and Proprietary

# DISCLAIMER

**Financial Information; Non-GAAP Financial Measures**

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2024, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

**Municipal Bond Offering**

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

©2024 Sky Harbour Confidential and Proprietary

# PRESENTERS



**WILL WHITESELL**

Chief Operating Officer



**TAL KEINAN**

Chief Executive Officer



**FRANCISCO GONZALEZ**

Chief Financial Officer



**MICHAEL SCHMITT**

Chief Accounting Officer



**TIM HERR**

Treasurer and VP Finance



**TORI PETRO**

Accounting & Finance Manager

©2024 Sky Harbour Confidential and Proprietary

# SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP 1

## Expected to Surpass DSCRs assumed at 2021 Issuance at Stabilization

### COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)


160
140
120
100
80
60
40
20
0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

### QUARTERLY REVENUES

(In millions)


3
2.5
2
1.5
1
0.5
0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

### OPERATING EXPENSES

(In millions)


3
2.5
2
1.5
1
0.5
0
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24

### SG&A

(In millions)


1.0
0.8
0.6
0.4
0.2
0.0
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

### OPERATING RESULTS

(In millions)


0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24

### NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES

(In millions)


2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24

©2024 Sky Harbour Confidential and Proprietary

# SKY HARBOUR GROUP CORP FINANCIAL RESULTS

## Step Function: SJC, Q2 2024

### COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



160
140
120
100
80
60
40
20
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24

### QUARTERLY REVENUES

(In millions)



4
3.5
3
2.5
2
1.5
1
0.5
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24

### OPERATING EXPENSES

(In millions)



4
3.5
3
2.5
2
1.5
1
0.5
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24

### SG&A

(In millions)



5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24

### OPERATING RESULTS

(In millions)



0
-1
-2
-3
-4
-5
-6
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24

### NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)



0
-2
-4
-6
-8
-10
-12
-14
-16
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24

©2024 Sky Harbour Confidential and Proprietary

# SITE ACQUISITION

## New Ground Leases Generate New Target Stabilized Revenue Level



$200mm
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Potential Revenue Opportunity at SHER Stabilization
August 2024
Sep-23
Pre – Q3 2023 Leases SGR, OPF, BNA, APA, DVT, ADS
Oct-23
PWK
Nov-23
Dec-23
BDL
POU
Jan-24
Feb-24
Mar-24
SJC
ORL
Apr-24
May-24
SWF
IAD
Jun-24
Jul-24
Aug-24
SLC
Existing Field Expansion
2024 - 2025
Airfield by Expected Lease Commencement Date

*Note: Revenue figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).*
***Important Note**: All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

SkyHarbour

©2024 Sky Harbour Confidential and Proprietary

# DEVELOPMENT
## Projects entering integrated process

| Fields Nearing Completion | | | | | |
|---|---|---|---|---|---|
| | Construction | | Stabilization | | Full Operation |
| | Start | End | Start | End | |
| DVT Phase 1 | Q4-22 | Q1-25 | Q1-25 | Q3-25 | Q3-25 |
| APA Phase 1 | Q4-22 | Q1-25 | Q1-25 | Q3-25 | Q3-25 |
| ADS Phase 1 | Q4-23 | Q1-25 | Q1-25 | Q3-25 | Q3-25 |

Projected Airfield Phase Starts and Completions



18
16
14
12
10
8
6
4
2
0
Total Phases
2025
2026
2027
2028
Construction Starts
Construction Completions

*Our projections associated with the commencement and completion of construction of our properties in development are inherently subjective and require judgement to estimate. We believe that our estimates of timelines are subject to variability based on various factors including, but not limited to, changes in anticipated site plans, hangar mix, hangar specifications, and general market conditions.*

SkyHarbour
©2024 Sky Harbour Confidential and Proprietary

# STRONG LIQUIDITY AND LONG-TERM PERMANENT DEBT

## U.S. TREASURIES AND CASH

(In thousands)



Cash
Treasuries
$26,809
$122,304

~$150 Million

## SERIES 2021 BOND DEBT SERVICE

(In millions)



Bond Principal
Bond Interest (Millions)
14
12
10
8
6
4
2
0
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2054

©2024 Sky Harbour Confidential and Proprietary

# SKY HARBOUR CAPITAL 2021 PABS – PATH TO INVESTMENT GRADE

## Long Bond Yield in Past Year



7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
5.35%
01/07 01/08 01/09 01/10 01/11 01/12 01/01 01/02 01/03 01/04 01/05 01/06 01/07 01/08
2023
2024

- Continued rally in price and spread on our bonds
- Protect Path to Exceed DSCR targets
- Path to IG
  - Ramp Up on Cash Flows in 2025
  - Accretive Fields
  - DeRisk New Projects
  - Interim Financings
  - Stronger Financial Covenants, as needed

©2024 Sky Harbour Confidential and Proprietary

# PERMANENT CAPITAL: KEY TO PRUDENT FUNDING OF GROWTH CAPITAL OPPORTUNISTICALLY

**INTERNALLY GENERATED CASH FLOW**

In lieu of a portion or all dividends in the early years

**SKYH HOLDING COMPANY EQUITY**

Public ATM or marketed offerings

PIPEs

**GROWTH CAPITAL**

**PROJECT LEVEL PARTNERSHIPS WITH REAL ESTATE/INFRASTRUCTURE FUNDS**

GP/LP structures

Development Fees

Asset and operating management fees

**PRIVATE ACTIVITY TAX-EXEMPT DEBT**

5 Proposals Received

Attractive Indicative Levels



©2024 Sky Harbour Confidential and Proprietary

# Q2 Highlights

## 01
### SITE ACQUISITION

- Salt Lake City (SLC)
- Expansion on existing fields



612.50'
54' SETBACK
PARKING, TYP.
HANGAR 1
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
130' TYP
44' SETBACK
HANGAR 2
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
30' SETBACK
260' TYP
GSE
2,400 SF
RAMP
250' WIDE
167,500 SF
618.00'
HANGAR 4
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
44' SETBACK
HANGAR 3
SH-37
33,800 SF HANGAR
5,878 SF OFFICE TI
5,878 SF MEZZANINE
30' SETBACK
PARKING, TYP.
54' SETBACK
670.0'

## 02
### DEVELOPMENT

- Three projects set for delivery by Q1 2025
- Ten additional project phases in development
- SH37 Prototype Design Complete
- Rapid Build configuration for SH production complete

## 03
### LEASING

- Marquis residents onboarded
- Actual airport revenues exceeding forecasted revenues

## 04
### OPERATIONS

- New field up and running
- Three additional fields in staff/equip/SOP ramp-up

©2024 Sky Harbour Confidential and Proprietary

# NEXT TWELVE MONTHS



## 01
### SITE ACQUISITION

Maximize revenue capture

- Focus = Best fields in USA
- Revised 2024-2025 acquisitions target

## 02
### DEVELOPMENT

Standardization

- Structure for high run-rate
  - Addition of Steve Martinez and Dave Sherman to development team
- Maximize economies of scale

## 03
### LEASING

Accelerate spread of Sky Harbour brand awareness

- First choice for aircraft owners and operators
- Addressing an unmet need for Airport sponsors

## 04
### OPERATIONS

Laser focused on the *Sky Harbour Resident*

- Addition of Marty Kretchman as Senior Vice President of Airports
- Emphasis on security and efficiency – shortest *Time-to-Wheels-Up*
- Uncompromising safety standard
- New partnerships, new revenue streams

©2024 Sky Harbour Confidential and Proprietary

# SkyHarbour

## QUESTIONS


SkyHarbour


SkyHarbour
SkyHarbour
SkyHarbour

©2024 Sky Harbour Confidential and Proprietary


SkyHarbour
AVIATION • INFRASTRUCTURE • REAL ESTATE
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